Exhibit 99.2

GOVERNMENT PROPERTIES

INCOME TRUST

Fourth Quarter 2009

Supplemental Operating and Financial Data

All amounts in this report are unaudited, except as noted.

WARNING REGARDING

FORWARD LOOKING STATEMENTS

THIS SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS AND IMPLICATIONS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER FEDERAL SECURITIES LAWS.  WHENEVER WE USE WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR.  FORWARD LOOKING STATEMENTS IN THIS REPORT RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING:

•                  OUR ABILITY TO PAY DISTRIBUTIONS IN THE FUTURE AND THE EXPECTED AMOUNTS THEREOF,

•                  OUR ACQUISITION AND SALE OF PROPERTIES,

•                  THE CREDIT QUALITY OF OUR TENANTS,

•                  THE LIKELIHOOD THAT OUR TENANTS WILL PAY RENT, RENEW LEASES, SIGN NEW LEASES OR BE AFFECTED BY CYCLICAL ECONOMIC CONDITIONS,

•                  OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT,

•                  OUR POLICIES AND PLANS REGARDING INVESTMENTS AND FINANCINGS,

•                  THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR SECURED REVOLVING CREDIT FACILITY,

•                  OUR ABILITY TO COMPETE EFFECTIVELY,

•                  OUR TAX STATUS AS A REAL ESTATE INVESTMENT TRUST, OR REIT,

•                  OUR ABILITY TO RAISE EQUITY OR DEBT,

•                  OUR EXPECTATION THAT WE WILL BENEFIT FINANCIALLY BY PARTICIPATING IN THE INSURANCE COMPANY WITH REIT MANAGEMENT & RESEARCH LLC, OR RMR, AND COMPANIES TO WHICH RMR PROVIDES MANAGEMENT SERVICES, AND

•                  OTHER MATTERS.

OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS.  FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS, CASH AVAILABLE FOR DISTRIBUTION, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO:

•                  THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS,

•                  COMPETITION WITHIN THE REAL ESTATE INDUSTRY,

•                  ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR MANAGING TRUSTEES AND RMR AND THEIR AFFILIATES,

•                  COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, AND

•                  LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES.

FOR EXAMPLE:

•                  IF THE AVAILABILITY OF DEBT CAPITAL BECOMES RESTRICTED, WE MAY BE UNABLE TO REFINANCE OR REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE OR ON TERMS WHICH ARE AS FAVORABLE AS WE NOW HAVE,

•                  CONTINGENCIES IN OUR ACQUISITIONS MAY CAUSE THESE TRANSACTIONS NOT TO OCCUR OR TO BE DELAYED,

•                  OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS. WE MAY BE UNABLE TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS AND FUTURE DISTRIBUTIONS MAY BE SUSPENDED OR PAID AT A LESSER RATE THAN THE DISTRIBUTIONS WE NOW PAY,

•                  OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND LEASE THEM FOR RENTS WHICH EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING OR LEASE TERMS FOR NEW PROPERTIES,

•                  SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO LOCATE NEW TENANTS TO MAINTAIN THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES,

•                  RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE,

•                  PARTICIPATION IN AFFILIATES INSURANCE COMPANY, OR AIC, INVOLVES POTENTIAL FINANCIAL RISKS AND REWARDS TYPICAL OF ANY START UP BUSINESS VENTURE AS WELL AS OTHER FINANCIAL RISKS AND REWARDS SPECIFIC TO INSURANCE COMPANIES. AMONG THE RISKS THAT ARE SPECIFIC TO INSURANCE COMPANIES IS THE RISK THAT AIC MAY NOT BE ABLE TO ADEQUATELY PAY CLAIMS. TO THE EXTENT WE PURCHASE INSURANCE FROM AIC IN THE FUTURE AND AIC IS UNABLE TO FINANCE CLAIMS, WE COULD BE UNDERINSURED AND FACE INCREASED COSTS FOR CLAIMS THAT MIGHT OTHERWISE HAVE BEEN FUNDED IF INSURANCE WAS PURCHASED FROM FINANCIALLY MORE SECURE INSURERS. ACCORDINGLY, OUR EXPECTED FINANCIAL BENEFITS FROM OUR INITIAL OR FUTURE INVESTMENTS IN AIC MAY BE DELAYED OR MAY NOT OCCUR AND AIC MAY REQUIRE A LARGER INVESTMENT THAN WE EXPECT, AND

•                  OTHER RISKS MAY ADVERSELY IMPACT US, AS DESCRIBED MORE FULLY IN OUR ANNUAL REPORT ON FORM 10-K UNDER “RISK FACTORS”.

THESE RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS GOVERNMENT TENANTS’ NEEDS FOR LEASED SPACE, OR CHANGES IN THE CAPITAL MARKETS OR THE ECONOMY GENERALLY.

THE INFORMATION CONTAINED IN OUR QUARTERLY REPORTS ON FORM 10-Q FOR THE QUARTERS ENDED JUNE 30 AND SEPTEMBER 30, 2009, IN OUR REGISTRATION STATEMENT ON FORM S-11/A, FILE # 333-164108, DATED JANUARY 14, 2010 OR INCORPORATED THEREIN (ALL OF WHICH ARE AVAILABLE AT THE SECURITIES AND EXCHANGE COMMISSION WEBSITE AT WWW.SEC.GOV) IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING

STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

STATEMENT CONCERNING LIMITED LIABILITY

THE AMENDED AND RESTATED DECLARATION OF TRUST ESTABLISHING GOVERNMENT PROPERTIES INCOME TRUST, DATED JUNE 8, 2009, AS AMENDED, AS FILED WITH THE STATE DEPARTMENT OF ASSESSMENTS AND TAXATION OF MARYLAND, PROVIDES THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF GOVERNMENT PROPERTIES INCOME TRUST SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, GOVERNMENT PROPERTIES INCOME TRUST.  ALL PERSONS DEALING WITH GOVERNMENT PROPERTIES INCOME TRUST IN ANY WAY SHALL LOOK ONLY TO THE ASSETS OF GOVERNMENT PROPERTIES INCOME TRUST FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

CORPORATE INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

COMPANY PROFILE

The Company:	Corporate Headquarters:

Government Properties Income Trust, or GOV, is a real estate investment trust, or REIT, which primarily owns buildings majority leased to government tenants located throughout the United States. The majority of our properties are commercial office buildings located in suburban areas and central business districts, or CBDs, of major metropolitan markets. As of December 31, 2009, we owned approximately 4.0 million square feet in 33 properties, of which 27 are primarily leased to the U.S. Government and six are leased to the state governments of California, Maryland, Minnesota and South Carolina. GOV was formed in February 2009 and became a public company on June 8, 2009. We are included in the Russell 2000® stock index and the Morgan Stanley REIT index.

	400 Centre Street Newton, MA 02458 (t) (617) 219-1440 (f) (617) 796-8267 Stock Exchange Listing: New York Stock Exchange Trading Symbols: Common Shares — GOV

Strategy:	Portfolio Data (as of 12/31/09):

Our primary business strategy is to maintain our properties, seek to renew our leases as they expire, selectively acquire additional properties that are majority leased to government tenants and pay distributions to shareholders. As current leases expire, we will attempt to renew our leases with our existing tenants or enter into leases with new tenants, in both circumstances at rents which are equal to or greater than the rents we now receive. Our ability to renew leases with our existing tenants or to enter into new leases with new tenants and the rents we are able to charge will be dependent in large part upon market conditions which are generally beyond our control. Although we sometimes may sell properties, we generally consider ourselves to be a long term investor and are more interested in the long term earnings potential of our properties than selling properties for short term gains. We currently do not have any investments in off balance sheet entities.

	Total properties	33
	Total sq. ft. (000s)	3,957
	Percent leased	99.9%

Management:

GOV is managed by Reit Management & Research LLC, or RMR. RMR is a real estate management company which was founded in 1986 to manage public investments in real estate. As of December 31, 2009, RMR managed one of the largest portfolios of publicly owned real estate in the North America, including nearly 1,350 properties, located in 45 states, Washington, DC, Puerto Rico and Ontario, Canada. RMR has approximately 600 employees in its headquarters and regional offices located throughout the country. In addition to managing GOV, RMR also manages HRPT Properties Trust, or HRP, a publicly traded REIT that owns office buildings and industrial properties, Hospitality Properties Trust, or HPT, a publicly traded REIT that owns hotels and travel centers, and Senior Housing Properties Trust, or SNH, a publicly traded REIT that primarily owns senior living properties and medical office buildings. RMR also provides management services to Five Star Quality Care, Inc., a healthcare services company which is a tenant of SNH, and to Travel Centers of America, LLC, an operator of travel centers which is a tenant of HPT. An affiliate of RMR, RMR Advisors, Inc., is the investment manager of publicly offered mutual funds, which principally invest in securities of unaffiliated real estate companies. The public companies managed by RMR and its affiliates had combined total gross assets of approximately $17 billion as of December 31, 2009. We believe that being managed by RMR is a competitive advantage for GOV because RMR provides us with a depth and quality of management and experience which may be unequaled in the real estate industry. We also believe RMR provides management services to GOV at costs that are lower than we would have to pay for similar quality services.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

INVESTOR INFORMATION

Board of Trustees

Barry M. Portnoy	Adam D. Portnoy
Managing Trustee	Managing Trustee

John L. Harrington	Jeffrey P. Somers
Independent Trustee	Independent Trustee

Barbara D. Gilmore
Independent Trustee

Senior Management

Adam D. Portnoy	David M. Blackman
President	Treasurer & Chief Financial Officer

Contact Information

Investor Relations	Inquiries
Government Properties Income Trust	Financial inquiries should be directed to David M. Blackman,
400 Centre Street	Treasurer and Chief Financial Officer, at (617) 219-1440
Newton, MA 02458	or dblackman@govreit.com.
(t) (617) 219-1440
(f) (617) 796-8267	Investor and media inquiries should be directed to
(e-mail) info@govreit.com	Timothy A. Bonang, Vice President, Investor Relations, at
(website) www.govreit.com	(617) 796-8222 or tbonang@govreit.com

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

RESEARCH COVERAGE

Equity Research Coverage

Banc of America Merril Lynch Research	RBC Capital Markets
James Feldman	David Rodgers
(212) 449-6255	(440) 715-2647

Wells Fargo Securities
Brendan Maiorana
(443) 263-6516

GOV is followed by the analysts listed above.  Please note that any opinions, estimates or forecasts regarding GOV's performance made by these analysts do not represent opinions, forecasts or predictions of GOV or its management.  GOV does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts .

FINANCIAL INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

KEY FINANCIAL DATA (1)

(amounts in thousands, except per share data)

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008

Shares Outstanding:
Common shares outstanding (at end of period)	21,481	21,481	21,450	9,950
Weighted average common shares outstanding (2)	21,481	21,455	12,384	4,754

Common Share Data:
Price at end of period	$22.98	$24.01	$20.53
High during period	$25.50	$24.35	$20.53
Low during period	$21.79	$18.76	$17.76

Selected Balance Sheet Data:
Total assets	$514,813	$438,867	$412,023	$417,159	$419,774
Total liabilities	$162,763	$72,895	$52,420	$5,515	$6,321
Gross book value of real estate assets (3)	$594,320	$521,273	$502,696	$502,330	$502,269
Total debt / gross book value of real estate (3)	24.3%	12.5%	8.7%	0.0%	0.0%

Book Capitalization:
Total debt	$144,375	$65,375	$43,875	$-	$134
Plus: total stockholders’ equity	352,050	365,972	359,603	411,644	413,453
Total book capitalization	$496,425	$431,347	$403,478	$411,644	$413,587
Total debt / total book capitalization	29.1%	15.2%	10.9%	0.0%	0.0%

Market Capitalization:
Total debt (book value)	$144,375	$65,375	$43,875
Plus: market value of common shares (at end of period)	493,633	515,759	440,369
Total market capitalization	$638,008	$581,134	$484,244
Total debt / total market capitalization	22.6%	11.2%	9.1%

Selected Income Statement Data:
Rental income	$20,654	$19,656	$19,405	$19,243	$19,468
EBITDA (4)	$11,122	$11,485	$12,026	$12,079	$11,795
Property net operating income (NOI) (5)	$13,243	$12,937	$12,857	$12,817	$12,534
NOI margin (6)	64.1%	65.8%	66.3%	66.6%	64.4%
Net income	$5,415	$6,185	$5,869	$8,512	$8,169
Funds from operations (FFO) (7)	$10,223	$10,220	$9,666	$12,079	$11,781

Per Share Data:
Net income	$0.25	$0.29	$0.47	$1.79
FFO (7)	$0.48	$0.48	$0.78	$2.54

Coverage Ratios:
EBITDA (4) / interest expense	6.5x	7.8x	5.1x	nm	nm

(1)	GOV became a public company on June 8, 2009.
(2)	GOV was formed in February 2009 and has no outstanding share equivalents, such as units, convertible debt or stock options.
(3)	Gross book value of real estate assets is real estate properties, at cost, including purchase price allocations less impairment writedowns, if any.
(4)	See page 13 for calculation of EBITDA.
(5)	Property net operating income, or NOI, is defined as rental income from real estate less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to net income.
(6)	NOI margin is defined as property net operating income, or NOI, as a percentage of rental income.
(7)	See page 15 for calculation of FFO and FFO per share.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED BALANCE SHEETS

(amounts in thousands, except share data)

	As of	As of
	12/31/2009	12/31/2008

ASSETS
Real estate properties:
Land	$74,009	$65,719
Buildings and improvements	502,748	424,756
	576,757	490,475
Accumulated depreciation	(113,027)	(100,034)
	463,730	390,441

Acquired real estate leases, net	15,310	10,071
Cash and cash equivalents	1,478	97
Restricted cash	-	1,334
Rents receivable	13,544	14,593
Deferred leasing costs, net	1,330	1,757
Deferred financing costs, net	5,204	-
Due from affiliates	103	-
Other assets, net	14,114	1,481
Total assets	$514,813	$419,774

LIABILITIES AND SHAREHOLDERS’ EQUITY

Mortgage notes payable	$-	$134
Secured revolving credit facility	144,375	-
Accounts payable and accrued expenses	13,985	3,036
Due to affiliates	837	-
Acquired real estate lease obligations, net	3,566	3,151
Total liabilities	162,763	6,321

Commitments and contingencies	-	-

Shareholders’ equity:
Common shares of beneficial interest, $0.01 par value:
21,481,350 shares issued and outstanding	215	-
Additional paid in capital	357,627	-
Cumulative net income	13,541	-
Cumulative common distributions	(19,333)	-
Ownership interest	-	413,453
Total shareholders’ equity	352,050	413,453
Total liabilities and shareholders’ equity	$514,813	$419,774

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED STATEMENTS OF INCOME

(amounts in thousands, except per share data)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Rental income (1)	$20,654	$19,468	$78,957	$75,425

Expenses:
Real estate taxes	2,296	2,009	8,546	7,960
Utility expenses	1,482	1,533	6,325	6,229
Other operating expenses	3,633	3,392	12,232	12,159
Depreciation and amortization	3,983	3,612	15,172	14,182
Acquisition costs	825	-	1,032	-
General and administrative	1,291	746	4,151	2,984
Total expenses	13,510	11,292	47,458	43,514

Operating income	7,144	8,176	31,499	31,911

Interest and other income	(5)	7	38	37
Interest expense (including amortization of deferred financing fees of $562, $ - , $1,551 and $-, respectively)	(1,724)	(14)	(5,556)	(141)
Net income	$5,415	$8,169	$25,981	$31,807

Weighted average common shares outstanding	21,481	-	15,082	-

Earnings per common share:
Net income	$0.25	N/A	$1.72	N/A

Additional Data:
General and administrative expenses / rental income	6.25%	3.83%	5.26%	3.96%
General and administrative expenses / total assets (at end of period)	0.25%	0.18%	0.81%	0.71%

Non cash straight line rent adjustments (1)	$(55)	$(92)	$(452)	$(249)
Lease value amortization (1)	$40	$85	$281	$352

(1)

We report rental income on a straight line basis over the terms of the respective leases; rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CONSOLIDATED STATEMENTS OF CASH FLOWS

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Cash flows from operating activities:
Net income	$5,415	$8,169	$25,981	$31,807
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation and amortization	4,506	3,527	16,443	13,829
Share based compensation expense	-	-	250	-
Equity in earnings of equity investments	15	-	15	-
Change in assets and liabilities:
(Increase) decrease in restricted cash	-	796	1,334	55
(Increase) decrease in deferred leasing costs	(8)	(210)	(9)	(527)
(Increase) decrease in rents receivable	(2,897)	(254)	(6,998)	46
(Increase) decrease in due from affiliates	5,006	-	(103)	-
(Increase) decrease in other assets	(386)	(364)	(214)	(397)
Increase (decrease) in accounts payable and accrued expenses	2,135	(346)	2,538	12
(Increase) decrease in due to affiliates	(983)	-	837	-
Cash provided by operating activities	12,803	11,318	40,074	44,825

Cash flows from investing activities:
Real estate acquisitions and improvements	(76,743)	(2,073)	(100,051)	(2,435)
Investment in Affiliates Insurance Company	(5,134)	-	(5,134)	-
Cash used for investing activities	(81,877)	(2,073)	(105,185)	(2,435)

Cash flows from financing activities:
Repayment of mortgage loans	-	(1,403)	(134)	(3,458)
Borrowings on secured revolving credit facility	88,500	-	382,000	-
Costs of establishing secured revolving credit facility	-	-	(6,755)	-
Payments on secured revolving credit facility	(9,500)	-	(237,625)	-
Proceeds from issuance of common stock, net	(1)	-	205,510	-
Distributions to common shareholders	(10,741)	-	(10,741)	-
Equity distributions	-	(8,019)	(265,763)	(38,901)
Cash provided by (used for) financing activities	68,258	(9,422)	66,492	(42,359)

(Decrease) increase in cash and cash equivalents	(816)	(177)	1,381	31
Cash and cash equivalents at beginning of period	2,294	274	97	66
Cash and cash equivalents at end of period	$1,478	$97	$1,478	$97

Supplemental cash flow information:
Interest paid	$1,190	$45	$3,918	$167

Non-cash operating activities
Equity distributions	$-	$-	$8,047	$-

Non-cash financing activities
Issuance of common shares pursuant to our Share Award Plan	$-	$-	$(250)	$-

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF EBITDA

(amounts in thousands)

		For the Three Months Ended		For the Year Ended
		12/31/2009	12/31/2008	12/31/2009	12/31/2008

Net income		$5,415	$8,169	$25,981	$31,807
Plus:	interest expense	1,724	14	5,556	141
Plus:	depreciation and amortization	3,983	3,612	15,172	14,182
EBITDA		$11,122	$11,795	$46,709	$46,130

We compute EBITDA, or earnings before interest, taxes, depreciation and amortization, as net income plus interest expense, income tax expense, if any, and depreciation and amortization.  We consider EBITDA to be an appropriate measure of our performance, along with net income and cash flow from operating, investing and financing activities.  We believe EBITDA provides useful information to investors because by excluding the effects of certain historical costs, such as interest expense and depreciation and amortization expense, EBITDA can facilitate a comparison of our current operating performance with our past operating performance and of operating performances among REITs.  EBITDA does not represent cash generated by operating activities in accordance with generally accepted accounting principles, or GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  Also, some REITs may calculate EBITDA differently than us.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION AND RECONCILIATION OF PROPERTY NET OPERATING INCOME (NOI)

(amounts in thousands)

	For the Three Months Ended		For the Year Ended
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Calculation of NOI:
Rental income (1)	$ 20,654	$ 19,468	$ 78,957	$ 75,425
Operating expenses	(7,411)	(6,934)	(27,103)	(26,348)
Property net operating income (NOI)	$ 13,243	$ 12,534	$ 51,854	$ 49,077

Reconciliation of NOI to Net Income:

Property net operating income	$ 13,243	$ 12,534	$ 51,854	$ 49,077
Depreciation and amortization	(3,983)	(3,612)	(15,172)	(14,182)
Acquisition costs	(825)	-	(1,032)	-
General and administrative	(1,291)	(746)	(4,151)	(2,984)
Operating income	7,144	8,176	31,499	31,911

Interest income	(5)	7	38	37
Interest expense	(1,724)	(14)	(5,556)	(141)
Net income	$ 5,415	$ 8,169	$ 25,981	$ 31,807

(1)  Includes non cash straight line rent of approximately ($55,000) and ($92,000) for the three months ended December 31, 2009 and 2008, respectively, and ($452,000) and ($249,000) for the year ended December 31, 2009 and 2008, respectively.

We compute NOI as shown above.  We consider NOI to be an appropriate supplemental measure to net income because it helps both investors and management to understand the operations of our properties.  We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our results of operations because it reflects only those income and expense items that are incurred at the property level.  Our management also uses NOI to evaluate individual and company wide property level performance.  The calculation of NOI excludes certain components from the calculation of net income in order to provide results that are more closely related to our properties’ results of operations.  NOI does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income, net income available or cash flow from operating activities as a measure of financial performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

CALCULATION OF FUNDS FROM OPERATIONS (FFO)

(amounts in thousands, except per share data)

		For the Three Months Ended		For the Year Ended
		12/31/2009	12/31/2008	12/31/2009	12/31/2008

Net income (1)		$5,415	$8,169	$25,981	$31,807
Plus:	depreciation and amortization	3,983	3,612	15,172	14,182
Plus:	acquisition costs	825	-	1,032	-
FFO available for common shareholders		$10,223	$11,781	$42,185	$45,989

Weighted average common shares outstanding		21,481	-	15,082	-

FFO available for common shareholders per share		$0.48	N/A	$2.80	N/A

(1)   Includes non cash straight line rent of approximately ($55,000) and ($92,000) for the three months ended December 31, 2009 and 2008, respectively, and ($452,000) and ($249,000) for the year ended December 31, 2009 and 2008, respectively.

We compute FFO as shown above.  Our calculations of FFO differ from the National Association of Real Estate Investment Trusts, or NAREIT, definition because we exclude acquisition costs.  We consider FFO to be an appropriate measure of performance for a REIT, along with net income and cash flow from operating, investing and financing activities. We believe that FFO provides useful information to investors because by excluding the effects of certain historical amounts, such as depreciation expense, FFO can facilitate a comparison of operating performances by a REIT over time and among REITs.  FFO does not represent cash generated by operating activities in accordance with GAAP, and should not be considered an alternative to net income or cash flow from operating activities as a measure of financial performance or liquidity.  FFO is one important factor considered by our Board of Trustees in determining the amount of distributions to shareholders.  Other important factors include, but are not limited to, requirements to maintain our status as a REIT, limitations in our secured revolving credit facility, the availability of debt and equity capital to us and our expectations of future capital requirements and operating performance.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

SAME PROPERTY RESULTS

(dollars and sq. ft. in thousands)

	For the Three Months Ended (1)		For the Year Ended (2)
	12/31/2009	12/31/2008	12/31/2009	12/31/2008

Properties	29	29	29	29
Total sq. ft.	3,294	3,294	3,294	3,294
Percent leased (3)	100.0%	99.6%	99.6%	99.6%
Rental income	$19,796	$19,468	$77,850	$75,425
Property net operating income (NOI) (4)	$12,622	$12,540	$51,073	$49,081
NOI % growth	0.7%		4.1%

(1)	Based on properties owned continuously since 10/1/2008.
(2)	Based on properties owned continuously since 1/1/2008 by us or by our predecessor.
(3)	Percent leased includes (i) space being fitted out for occupancy pursuant to signed leases, if any and (ii) space which is leased, but is not occupied or is being offered for sublease by tenants.
(4)	Property net operating income, or NOI, is defined as property rental income less property operating expenses; see page 14 for calculation of NOI and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

DEBT SUMMARY

(dollars in thousands)

		Interest	Principal	Maturity	Years to
		Rate	Balance	Date (1)	Maturity

$250 million secured revolving credit facility	(LIBOR, subject to a 2.00% floor, or another specified index plus a margin, which varies based upon our leverage)	5.00%	$144,375	4/24/2012	2.3

(1) Subject to meeting certain conditions, we may extend the Maturity Date to 4/24/2013.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

LEVERAGE RATIOS AND COVERAGE RATIOS

As of and For the Three Months Ended
12/31/2009	9/30/2009	6/30/2009
Leverage Ratios:

Total debt / total assets	28.0%	14.9%	10.6%
Total debt / gross book value of real estate assets (1)	24.3%	12.5%	8.7%
Total debt / total market capitalization	22.6%	11.2%	9.1%
Total debt / total book capitalization	29.1%	15.2%	10.9%
Secured debt / total assets	28.0%	14.9%	10.6%

Coverage Ratios:

EBITDA / interest expense	6.5	x	7.8	x	5.1	x

(1)   Gross book value of real estate assets is real estate properties, at cost, including acquired real estate leases, net, and the value of in place leases less impairment writedowns, if any.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

TENANT IMPROVEMENTS, LEASING COSTS AND CAPITAL IMPROVEMENTS

(dollars and sq. ft. in thousands, except per sq. ft. data)

	For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008
Tenant improvements (TI)	$438	$224	$233	$555	$79
Leasing costs (LC)	8	1	-	-	210
Total TI and LC	446	225	233	555	289

Building improvements (1)	868	154	133	23	24
Development, redevelopment and other activities (2)	516	-	-	-	236
Total capital improvements, including TI and LC	$1,830	$379	$366	$578	$549

Sq. ft. beginning of period	3,304	3,304	3,304	3,304	3,294
Sq. ft. end of period	3,957	3,626	3,304	3,304	3,304
Average sq. ft. during period	3,631	3,465	3,304	3,304	3,299

Building improvements per average sq. ft. during period	$0.24	$0.04	$0.04	$0.01	$0.01

(1)	Building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets.
(2)	Development, redevelopment and other activities generally include non-recurring expenditures or expenditures that we believe increase the value of our existing properties.

Government Properties Income Trust
Supplemental Operating and Financial Data
December 31, 2009

2009 ACQUISITIONS INFORMATION
(dollars and sq. ft. in thousands, except per sq. ft. amounts)

							Weighted
							Average
					Purchase		Remaining
Date		Number of		Purchase	Price (1) /	Cap	Lease	Percent
Acquired		Properties	Sq. Ft.	Price (1)	Sq. Ft.	Rate (2)	Term (3)	Leased (4)	Major Tenant Occupant

Aug-09	10-12 Celina Drive, Nashua, NH	1	322	$ 18,200	$ 56.52	11.1%	3.5	100.0%	U.S. Postal Service
Dec-09	915 L Street, Sacramento, CA	1	163	40,000	245.40	8.6%	6.1	98.1%	State of California - Department of Finance
Dec-09	9800 Goethe Road, Sacramento, CA	1	111	15,085	135.90	9.4%	7.6	100.0%	State of California - California National Guard
Dec-09	2020 S. Arlington Heights Road, Arlington Heights, IL	1	58	16,025	276.29	8.6%	8.0	100.0%	U.S. Government - Occupational Health and Safety Administration

	Total / Weighted Average	4	654	$ 89,310	$ 136.56	9.2%	6.1	99.5%

(1)	Represents the gross contract purchase or sale price and excludes closing costs and purchase price allocations.
(2)	Represents the ratio of the estimated current GAAP based annual rental income less property operating expenses to the Purchase Price on the date of acquisition.
(3)	Average remaining lease term based on rental income as of the date of acquisition.
(4)	Percent leased as of the date of acquisition.

PROPERTY AND LEASING INFORMATION

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

PROPERTY SCHEDULE

					% NOI
					Three Months
	Location	Sq Ft.	% Sq. Ft.	% Rental Income(1)	ended 12/31/09 (2)

1	20 Massachusetts Avenue, Washington DC	339,541	8.6%	16.2%	16.6%
2	5045 East Butler Avenue, Fresno CA	531,976	13.5%	10.3%	14.2%
3	1401 Rockville Pike, Rockville MD	188,444	4.8%	7.5%	8.1%
4	4241 & 4300 NE 34th Street, Kansas City MO	98,073	2.5%	1.8%	5.6%
5	201 Indianola Avenue, Phoenix AZ	97,145	2.5%	4.2%	4.8%
6	4560 Viewridge Road, San Diego CA	147,955	3.7%	3.7%	4.2%
7	12 Executive Park Drive, Atlanta GA	128,390	3.3%	3.6%	4.1%
8	5600 Columbia Pike, Falls Church VA	164,746	4.2%	4.0%	4.1%
9	8 Corporate Boulevard, Atlanta GA	151,252	3.8%	4.1%	4.0%
10	10-12 Celina Drive, Nashua, NH	321,800	8.1%	3.1%	3.1%
11	2420 Stevens Center Place, Richland WA	92,914	2.3%	2.2%	2.7%
12	130-138 Delaware Avenue, Buffalo NY	124,647	3.1%	3.2%	2.5%
13	7401 West Mansfield, Lakewood CO	70,884	1.8%	2.1%	2.2%
14	9797 Aero Drive, San Diego CA	94,272	2.4%	2.2%	2.0%
15	16194 West 45th Street, Golden CO	43,232	1.1%	1.8%	1.9%
16	701 Clay Rd., Waco TX	137,782	3.5%	2.4%	1.9%
17	7301 West Mansfield, Lakewood CO	70,904	1.8%	1.7%	1.8%
18	7201 West Mansfield, Lakewood CO	71,208	1.8%	1.8%	1.7%
19	12 Corporate Boulevard, Atlanta GA	99,084	2.5%	1.6%	1.5%
20	20400 Century Boulevard, Germantown MD	80,550	2.0%	1.9%	1.4%
21	9174 Sky Park Centre, San Diego CA	43,918	1.1%	1.2%	1.4%
22	4201 Patterson Ave, Baltimore MD	84,674	2.1%	1.4%	1.4%
23	2430 Stevens Center Place, Richland WA	47,238	1.2%	1.1%	1.3%
24	110 Centerview Drive, Columbia SC	71,580	1.8%	1.2%	1.3%
25	5353 Yellowstone Road, Cheyenne WY	122,647	3.1%	1.7%	1.2%
26	2645 and 2655 Long Lake Road, Roseville MN	61,426	1.6%	1.2%	1.2%
27	915 L Street, Sacramento, CA	163,425	4.1%	6.1%	1.1%
28	1 Corporate Boulevard, Atlanta, GA	37,554	0.9%	0.8%	0.9%
29	10 Corporate Boulevard, Atlanta GA	32,828	0.8%	0.5%	0.5%
30	11 Corporate Boulevard, Atlanta GA	32,158	0.8%	0.5%	0.5%
31	882 TJ Jackson Drive, Falling Waters WV	36,818	0.9%	0.8%	0.4%
32	9800 Goethe Road, Sacramento, CA	110,500	2.8%	2.1%	0.3%
33	2020 S. Arlington Heights Road, Arlington Heights, IL	57,770	1.5%	2.0%	0.1%
		3,957,335	100.0%	100.0%	100.0%

(1)	Rental income is the annualized rent from tenants pursuant to signed leases as of 12/31/2009, plus expense reimbursements excluding lease value amortization.
(2)	NOI is property net operating income and is defined as property rental income less property operating expenses; see page 14 for the calculation and reconciliation of NOI to net income.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

TENANT LIST

(sq. ft. in thousands)

			% of Total	% of Rental
	Tenant	Sq. Ft. (1)	Sq. Ft. (1)	Income (2)
	US Government:
1	Centers for Disease Control	481,266	12.2%	11.2%
2	Internal Revenue Service	531,976	13.4%	10.3%
3	Department of Justice	228,761	5.8%	10.1%
4	Immigration and Customs Enforcement	235,411	5.9%	9.3%
5	Federal Bureau of Investigation	191,417	4.8%	6.3%
6	Department of Energy	220,702	5.6%	5.2%
7	Food and Drug Administration	100,522	2.5%	4.0%
8	Defense Information Systems Agency	163,407	4.1%	3.8%
9	Drug Enforcement Administration	147,955	3.7%	3.7%
10	Bureau of Reclamation	142,112	3.6%	3.5%
11	Department of Veterans Affairs	174,600	4.4%	3.2%
12	U.S. Postal Service	321,800	8.1%	3.1%
13	Department of the Interior	70,884	1.8%	2.1%
14	Occupational Health and Safety Administration	57,770	1.5%	2.0%
15	Financial Management Service	98,073	2.5%	1.8%
16	Environmental Protection Agency	43,232	1.1%	1.8%
17	Bureau of Land Management	122,647	3.1%	1.7%

	State Government:
1	State of California - four agency occupants	261,646	6.7%	6.8%
2	State of Maryland - three agency occupants	84,674	2.1%	1.4%
3	State of Minnesota - Lottery	61,426	1.6%	1.2%
4	State of South Carolina - Labor, Licensing and Regulations	71,580	1.8%	1.2%

	32 Non-government Tenants	142,398	3.6%	6.3%

	Subtotal Leased Square Feet	3,954,259	99.9%	100.0%

	Available for Lease	3,076	0.1%	--

	Total Square Feet	3,957,335	100.0%	100.0%

(1)

Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 12/31/2009, plus expense reimbursements; excludes lease value amortization.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

OCCUPANCY AND LEASING SUMMARY

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended
	12/31/2009	9/30/2009	6/30/2009	3/31/2009	12/31/2008 (3)
Properties	33	30	29	29	29
Total sq. ft. (1)	3,957	3,626	3,304	3,304	3,304
Percentage leased	99.9%	99.6%	99.3%	99.3%	99.3%

Leasing Activity (sq. ft.):
New leases	14	10	-	-	-
Renewals	-	-	4	37	197
Total	14	10	4	37	197

Capital Commitments (2):
New leases	$188	$2	$-	$-	$-
Renewals	-	-	8	-	480
Total	$188	$2	$8	$-	$480

Capital Commitments per Sq. Ft. (2):
New leases	$13.05	$0.15	$-	$-	$-
Renewals	$-	$-	$1.94	$-	$2.44
Total	$13.05	$0.15	$1.94	$-	$2.44

Weighted Average Lease Term by Sq. Ft. (years):
New leases	5.4	6.3	-	-	-
Renewals	-	-	3.7	5.0	5.0
Total	5.4	6.3	3.7	5.0	5.0

Capital Commitments per Sq. Ft. per Year:
New leases	$2.42	$0.02	$-	$-	$-
Renewals	$-	$-	$0.53	$-	$0.49
Total	$2.42	$0.02	$0.53	$-	$0.49

(1) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants.
(2) Represents commitments to tenant improvements (TI) and leasing costs (LC).
(3) Sq. ft. changes resulted from the expansion of approximately 10,000 sq. ft. at a property

The above leasing summary is based on leases executed during the periods indicated.

Government Properties Income Trust

Supplemental Operating and Financial Data

December 31, 2009

LEASE EXPIRATION SCHEDULE

(dollars and sq. ft. in thousands)

	Sq. Ft. Expiring (1)	% of Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Rental Income Expiring (2)	% of Rental Income Expiring	Cumulative % of Rental Income Expiring
2010	86	2.2%	2.2%	$2,146	2.5%	2.5%
2011	603	15.3%	17.5%	11,402	13.2%	15.7%
2012	750	19.0%	36.5%	24,392	28.3%	44.0%
2013	1,086	27.4%	63.9%	17,905	20.7%	64.7%
2014	264	6.7%	70.6%	5,479	6.3%	71.0%
2015	474	11.9%	82.5%	8,812	10.2%	81.2%
2016	203	5.1%	87.6%	4,604	5.3%	86.5%
2017	196	5.0%	92.6%	3,868	4.5%	91.0%
2018	141	3.6%	96.2%	4,137	4.8%	95.8%
2019 and thereafter	151	3.8%	100.0%	3,585	4.2%	100.0%
Total	3,954	100.0%		$86,330	100.0%

Weighted average remaining lease term (in years)	4.1			4.1

(1)

Sq. ft. is pursuant to signed leases as of 12/31/2009, and includes (i) space being fitted out for occupancy and (ii) space which is leased, but is not occupied or is being offered for sublease, if any.

(2)	Rental income is annualized rent from tenants pursuant to signed leases as of 12/31/2009, plus expense reimbursements; excludes lease value amortization.